AGREEMENT OF LEASE



                            BRIARCLIFFE COLLEGE, INC.

                                       and

                              GAINES, BERLAND INC.



                              92,438+/- Square Feet
                               1055 Stewart Avenue
                               Bethpage, New York



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                               TABLE OF CONTENTS

OMITTED

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                               AGREEMENT OF LEASE

         AGREEMENT, made as of this 20th day of December, 1996, by and between Briarcliffe College, Inc., having its principal office at 250 Crossways Park Drive, Woodbury, New York, 11747, hereinafter referred to as "Landlord" and Gaines, Berland Inc. with offices located at 6900 Jericho Turnpike, Syosset, New York 11791, hereinafter referred to as "Tenant."

                              W I T N E S S E T H :

         Landlord and Tenant hereby covenant and agree as follows:

PREMISES

     1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the space substantially as shown on the rental plan initialed by the parties and made part hereof as Exhibit 1 in the building known as 1055 Stewart Avenue, Bethpage, New York, 11714, (the "Building") hereinafter referred to as the "demised premises." A plan of the Building is annexed hereto as Exhibit 2. Landlord also grants to Tenant, subject to the terms and conditions hereof, a non-exclusive right to use the common areas of the Building (including the loading dock) and land surrounding the Building within which the demised premises are located, except as modified herein.

TERM

     2. The term of this Lease shall commence on "Term Commencement Date" as defined herein, and shall terminate one hundred twenty three (123) full calendar months thereafter, hereinafter referred to as the "Expiration Date" unless earlier terminated as herein provided. The foregoing notwithstanding, if the Term Commencement Date occurs on other than the first day of a calendar month, then the Term Commencement Date shall be (i) the number of days in the partial month 'in which the Term Commencement Date occurs, plus (ii) one hundred twenty three (123) full calendar months ("Initial Term").

         If on the foregoing date specified for the Term Commencement Date the Landlord shall be unable to deliver possession of the premises to Tenant, then the Term Commencement Date shall be postponed until the date on which the demised premises shall be "delivered" and the term of this Lease (hereinafter referred to as the "Demised Term") shall be extended so that the Expiration Date shall be one hundred twenty three (123) months after the last day of the month in which the Term Commencement Date occurs. Tenant has had an opportunity to examine the Premises and acknowledges that Landlord shall not make any alterations or improvements thereto except as provided herein.

               a. Extended Term. Subject to the terms of Article 47 hereof, Landlord hereby grants to Tenant the right and option to extend the Term of this Lease for one (1) period of thirty-six (36) full calendar months (the "Extended Term"). If Tenant desires to exercise its option to extend the Lease Term, Tenant shall, at least two hundred seventy (270) calendar days prior to the last day of the Initial Term, whichever is applicable, give Landlord a written notice of its exercise of said option. Landlord may within thirty (30) days of receipt of Tenant's notice to exercise such option for an Extended Term, may give notice that Landlord desires to use the demised premises for its own operations as a college (and not to lease to others), in which event the Tenant's right to extend the term shall be void. The term of this Lease shall expire without any extension or renewal thereof. If Landlord fails to give such notice within said




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thirty (30) day period Tenant's exercise shall be effective upon the expiration of said thirty (30) day period without such notice being given by Landlord. The Extended Term shall be on all of the terms and conditions contained herein, except that the Base Rent shall be as set forth in Paragraph 47 herein.

                b. Commencement Date. The Initial Term of this Lease shall commence sixty (60) days (but no earlier than March 1, 1997) after Tenant's receipt of written notice that "Substantial Completion" (as defined in Paragraph 2(c)(i) and (ii)) of the Landlord's Work in the demised premises has occurred. The date on which the Initial Term commences shall be known as the "Term Commencement Date". The Term Commencement Date and the regular expiration date of the Initial Term as provided in Paragraph 2 above shall be confirmed by Landlord and Tenant in writing after the occurrence of the Commencement Date. Said written confirmation shall be appended to the Lease as Exhibit 3. In the event Landlord has not given notice of substantial completion on or before February 15, 1997, Tenant may, provided it has not already taken possession of the Premises, by giving written notice to Landlord within thirty (30) days of February 15, 1997, elect to cancel this Lease and any sums paid by Tenant to Landlord shall be returned to Tenant within fifteen (15) days and thereupon neither party hereto shall have any further liability to the other. The provisions of paragraph 37(a) shall not operate to extend or enlarge the date of February 15, 1997.

                c. Substantial Completion. Landlord shall use its best efforts to substantially complete the Landlord's Work on or before January 31, 1997. For purposes of the Term Commencement notice, the Landlord's Work shall be deemed "substantially complete" when:

                       i. Landlord's Construction Manager shall specify in writing that the following items shown on Exhibit 4 have been substantially completed in conformity with the Tenant-approved plans and specifications therefor annexed hereto as Exhibit 4 (Landlord's Work) and in conformity with all applicable rules, statutes and codes; (i) Item 1 and 2, (ii) south elevator from Item 4;

                       ii. all utilities and south elevator service necessary for the operation and use of the demised premises have been installed, connected and are available for use; and

                       iii. the balance of the items on Exhibit 4 shall be substantially completed by January 31, 1997.

                       iv. Upon substantial completion of Subparagraphs (i) and (ii), Landlord may send notice of substantial completion for purposes of starting the sixty day period prior to the Term Commencement Date.

              d. Installations by Tenant. Upon execution of this Lease, Tenant may enter upon the demised premises for measurements, cabling, installation of fixtures and other items of construction not being done by Landlord and to inspect the progress and quality of Landlord's work. Such entry shall be upon all the terms and conditions hereof except the payment of rent and additional rent and shall not be deemed taking of possession such that the term shall commence as provided in (b) hereof. All insurance required to be obtained by Tenant and its subcontractors or agents herein shall be obtained and evidence thereof shall be delivered to Landlord prior to such entry and any work

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performed by Tenant shall not materially interfere with the progress of
Landlord's work or other work of Landlord either in the demised premises or elsewhere in the Building.

RENT

                  3. a. The Initial Basic Annual Rental rate is One Million Two Hundred One Thousand Six Hundred Ninety Four Dollars ($1,201,694.00) subject to
Article 11 of the Lease, which Tenant agrees to pay in equal monthly installments of $100,141.17 each in advance on the first day of each calendar month during the Demised Term at the office of Landlord, except that Tenant shall pay the first monthly installment on execution hereof. Tenant shall pay the rent as above and as hereinafter provided, without any set off or deduction whatsoever. The rent is calculated on the basis of $13 per square foot of rentable space which for purposes of this Lease the parties agree shall be deemed to be Ninety Two Thousand Four Hundred Thirty Eight Dollars (92,438) square feet regardless of the actual measurement of the usable square footage of the demised premises or the Building.

                      b. If the Tenant shall fail to pay any installment of Initial Basic Annual Rent, adjusted basic annual rent, fixed rent, or any amount of additional rent, on or before the tenth (10th) day of the month during which such payment or installment is due, then the Tenant shall pay to the Landlord, as additional rent, together with such past due rent, a sum equal to Four ($.04) Cents for each dollar so overdue in order to defray Landlord's administrative and other costs in connection with such late payment. The imposition or payment of such late charge shall not constitute a waiver of and shall be without prejudice and shall be in addition to any other right or remedy which the Landlord has under this Lease or at law.

                      c. Free Rent Period. Notwithstanding anything in this Lease to the contrary, Initial Basic Annual Rent (but not additional rent) shall not accrue and Tenant shall not be liable for the payment of any Initial Basic Annual Rent which would otherwise become due and payable during the period beginning with the Term Commencement Date and continuing for the first three full calendar months of the Initial Term (the "Free Rent Period"). In the event the Initial Term commences on a day other than the first day of the calendar month, then the amount due from Tenant to Landlord as the monthly installment of Initial Basic Annual Rent for the fourth full calendar month of the Initial Term shall be the regular monthly installment of Initial Basic Annual Rent plus the appropriate pro rata amount of a monthly installment of Initial Basic Annual Rent attributable to the partial month in which the Term Commencement Date occurred less credit for any sums of Initial Basic Annual Rent paid upon execution of this Lease as provided in paragraph 3(a) hereof.

USE

                  4. a. The Tenant shall use and occupy the demised premises only for general, executive and administrative offices including, but not limited to trading in stock securities, trading and investment banking and financial brokerage activities and for no other purpose. Landlord agrees that it shall not, during the Term hereof (unless this Lease is terminated prior to the Term provided in paragraph 2 hereof) and during the Extended Term, if any, lease any other space in the Building to a stock or financial brokerage, or investment banking firm, trading, or such other business whose operations is then part of the business operations of Tenant, without the written consent of Tenant.

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                       b.  Landlord represents that attached hereto as Exhibit 5
is a resolution of the Town Board of the Town of Oyster Bay changing the zoning district for the property upon which the Building is located and that the intended use of the Tenant is not in violation thereof.

WORKING HOURS

                  5. Landlord, during the hours of 7:00 a.m. to 10:00 p.m. on weekdays (Fridays till 6 p.m.) and on Saturdays from 8:00 a.m. to 1:00 p.m. (June 16 through September 14) and 8:00 a.m. to 5:00 p.m. (September 15 through June 15) ("Working Hours"), excluding legal holidays when the stock exchange is closed, shall furnish the demised premises with heat, ventilation and air conditioning in the respective seasons (pursuant to the specifications annexed hereto as Exhibit 6) and provide the demised premises with electricity. Tenant shall have access to the demised premises and electricity at all times (twenty-four (24) hours per day, seven (7) days per week) and use of the common areas of the building for ingress and egress through the west entrance thereof, and land on which the demised premises are located. After hours ingress and egress shall be through the west entrance of the Building. After hours use of HVAC system shall be on advance notice (written if more than 24 hours; oral notice to Landlord if on less than 24 hours notice) and shall provide for a charge to Tenant of $150.00 per hour for each hour of after hours use of the HVAC. Electric service for light and outlets shall be at no additional charge during after hours operations. Landlord shall not be obligated to furnish elevator service after hours.

LANDLORD'S REPAIRS AND MAINTENANCE

                  6. Landlord, at its expense, will make all repairs to and provide the maintenance for all common areas and public areas of the Building and facilities, except such repairs (whether structural or otherwise) and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Tenant at Tenant's expense as provided in
Article 11 hereof. Landlord shall repair and maintain all mechanical systems within the Building including elevators, fire alarms, fire sprinklers, air conditioning (fan, coil units), plumbing (except for plumbing within the demised premises) and heat and any structural repairs, including but not limited to the roof, except those required to be repaired by Tenant hereunder. Notwithstanding the foregoing, Tenant shall be responsible for the repair of the fire alarm system, controls and sensors within the demised premises and for any alarm or sprinkler system installed within the demised premises by Tenant. Landlord shall maintain landscaping and parking lot, including snow removal from walks and parking areas.

WATER SUPPLY

                  7. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory, pantry and cleaning purposes and chilled water for drinking purposes.

PARKING FIELD

                  8. Tenant at no charge shall have the right to use the parking area for the parking of automobiles of the Tenant, its employees, agents and any subtenant authorized by Landlord as provided herein and invitees, in the parking area reserved for the Building (hereinafter sometimes referred to as "Building Parking Area") subject to the reasonable Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking area other than the Building Parking Area, nor

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use in excess of Tenant's allotted number of spaces therein. Tenant is hereby allotted a total of 900 parking spaces on a non-exclusive basis with the other tenants and occupants of the Building inclusive of thirty-five (35) reserved spaces all as shown on the sketch annexed hereto as Exhibit 7. Landlord shall not be responsible for maintaining the availability of the reserved spaces or removing vehicles improperly parked therein.

DIRECTORY AND SIGNAGE

                  9. Landlord may furnish in the lobby of the Building a directory which will contain listing(s) requested by the Tenant not to exceed one (1) listing(s). There will be a charge for the replacement of listing(s). Landlord shall permit Tenant to install at Tenant's sole cost and expense a monument sign near the front of the building and small directional signs indicating the primary entrance to the demised premises provided such monument sign is not larger than Landlord's sign for the Building and provided said signs are installed as shown on Exhibit 8. In the event such signs are not shown on
Exhibit 8, such signs shall be subject to the Landlord's approval who shall approve or reject the same in its sole and absolute discretion as to whether the proposed signage is consistent with the signage of the other Tenants or occupants of the building. Tenant shall be responsible for the cost and expense of and shall obtain any sign permits required for such signage. Landlord shall cooperate and execute any applications therefore. Tenant may install signage in each lobby entrance of the Building indicating the location of the demised premises and any handicapped entrances therefore.

ADDITIONAL RENT

         Taxes

                  10. a. If the Taxes which would be assessable to the Landlord in any escalation year (after taking into consideration any reductions or abatements granted to the Landlord by the taxing authorities by reason of vacancies or other hardships or provisions of law) shall be increased above the Tax Base, then the Tenant shall pay to the Landlord as additional rent for such escalation year a sum equal to 40.79% of such increases in Taxes. Tax Base shall be total taxes due for the tax year as follows (without regard to any abatement): General, 1997; School 1996/97. If Landlord shall commence any proceedings to reduce the assessment for the land and building, Tenant shall cooperate with Landlord in such proceedings. In the event the Landlord does not commence such proceedings, Tenant may commence such proceedings at its own cost and expense, in its own name, or if required, in Landlord's name. Landlord shall cooperate with Tenant in the prosecution of any such proceedings. Any refund derived from such proceedings shall be distributed, after the deduction of all costs, expenses and attorneys fees (the "Net Recovery") between Landlord and Tenant in proportion to the taxes actually paid for the period covered for such refund so that Tenant shall receive 40.79% percent of any such Net Recovery attributable to taxes paid as additional rent in excess of the taxes assessed for the base year and the Landlord shall receive the balance of the Net Recovery including any refund attributable to taxes paid as part of Basic Annual Rent.

                           In the event that the Landlord obtains any tax
exemption for all or a portion of the Premises occupied by Landlord as a non-profit educational institution or other tax exempt entity, Tenant shall pay as additional rent, the increase as defined herein, the proportion of taxes equal to the rentable square feet Tenant occupies pursuant to this Lease compared to the rentable square footage of the land and Building which is not eligible for such exemption.

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                           As an example of the foregoing, if Landlord receives
a tax exemption as a non-profit corporation but such exemption only applies to the area of the Building Landlord or such other tax exempt entity occupies (currently the first floor of the Building) and Tenant occupies 80% of the second floor of the Building, Tenant shall pay 80% of the real estate taxes in excess of the Tax Base assessed against the Building and the land. In the event a tax certiorari proceeding results in a refund of taxes paid, Tenant shall receive the proportion of the refund attributable to the percentage of taxes it actually paid for such period or periods (net of the cost, expenses and legal fees of such proceeding).

         Rent Adjustment

                      b. Annually during the Term of the Lease commencing on the first anniversary of the Term Commencement Date, Basic Annual Rent shall be increased by two and one-half (2.5%) percent of the Basic Annual Rent in effect during the preceding year of the Lease.

                      c. In the event that the number of Rentable Square Feet in the Premises shall change during the Initial Term, whether through the exercise of rights to lease First Offer Space or otherwise by mutual agreement of the parties hereto, then the basic annual rents set forth above shall be recalculated by multiplying the per-square-foot sum set forth above for the period in question (adjusted for any adjustment in Basic Annual Rent) by the revised number of Rentable Square Feet in the Premises, and this Lease shall be deemed amended to reflect the recalculation.

         Electricity

                      e. The "basic cost" (subject to the escalations as set forth herein) of electric power required in conjunction with the common areas, central heating, ventilating and air-conditioning systems shall be the Landlord's obligation. The Tenant agrees to provide and pay in the amount of $25,035.30 per month for all electricity supplied to the demised premises at the rate of $3.25 per rentable square foot of the demised premises. Said sum, as the same may be adjusted as hereinafter provided, shall be paid on the first of each month of the Term hereof simultaneously with the rent and shall be deemed additional rent.

                           The Tenant shall not install nor caused to be
installed, maintain nor operate in the demised premises any electrical equipment or fixtures whose total demand load shall exceed authorized load limitations without making a written request for the Landlord's prior written consent thereto. The load limitations may be obtained from the Landlord at any time upon reasonable request therefor. Upon receipt of the Tenant's request to exceed the authorized load limitation, the Landlord shall retain an electrical or professional engineer at the Tenant's expense, to inspect the premises and the proposed equipment and/or fixtures and calculate the demand load. The findings and calculations shall thereupon be deemed conclusive between the parties except that Tenant, within thirty (30) days of Landlord's determination that such installation shall result in an additional electric charge, retain its own electrical consultant to review Landlord's determination. In the event the Tenant's consultant does not agree with Landlord's determination, then a third consultant shall be retained by agreement between Landlord's and Tenant's consultants (the cost of which shall be borne equally between Landlord and Tenant) and the determination of the third consultant shall be binding on the parties hereto. Tenant shall pay to Landlord during the resolution of the dispute the increased cost of electric requested by Landlord until the resolution thereof. In the event the resolution results in a lower increase of electric to Tenant, Tenant shall be given a credit for any overage against the


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next monthly installment of electric. For purposes of this paragraph, the authorized load limitation shall be 8 watts per square foot of usable space and Landlord represents that the premises have sufficient electric service for the authorized load limitation.

                           The first 12 months of the operation of the building
shall be deemed the "Base Year". The average utility rate of electricity for the Building for the Base Year of electric power shall be deemed the "basic cost". The Tenant agrees to be responsible for and to pay for, as "additional rent" any increase in the basic cost of electric power after the "Base Year", as hereinafter set forth. Tenant shall pay an increase equal to the percentage increase of electric utility rate over the Basic Cost in the Base Year times $3.25 per rentable square foot. Such increase shall be added to the initial charge of $3.25 per rentable square foot and paid as additional rent.

                           The "additional rent" due to the Landlord shall be
payable within fifteen (15) days upon presentation of Landlord's billing for same. If the last period of the Lease term does not include a full Lease Year, then the "additional rent" due, if any, for such period shall be prorated to the said expiration date and shall be computed upon electric bills issued to the Landlord up to and including the next to the last month of the term and projected for the last month of the term. Payment of the final electricity charge, if any, shall be made simultaneously with the payment of the basic rent for the last month of the term. Landlord shall furnish Tenant with copies of bills and other evidence demonstrating the increase in the electric rate upon request of Tenant.

         Definitions

                      f. As used in and for the purposes of this Article 10, the following definitions shall apply:

                                    (1)     The term "Taxes" shall be deemed to
include all real estate taxes and assessments, special or otherwise and sewer rents, upon or with respect to the Building and the land allocated to it including all parking areas (hereinafter called the "Real Property"). If, due to any change in the method of taxation, any franchise, income, profit, sales, rental use and occupancy, or other tax shall be substituted for, or levied against Landlord or any owner of the Building or the Real Property in lieu of, any real estate taxes, assessments or sewer rents upon or with respect to the Real Property, such tax shall be included in the term Taxes for the purposes of this Article.

         Procedure for Invoicing and Payment of Additional Rent

                      g. (1) Landlord shall render to Tenant a statement containing a computation of additional rent due under this Article ("Landlord's Statement") at any time and from time to time as such becomes due. Within twenty
(20) days after the rendition of the Landlord's Statement which shows additional rent to be payable, Tenant shall pay to Landlord the amount of such additional rent. In the event the Mortgage on the Land and Building requires Landlord to escrow real estate tax payments, on the first day of each month following rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of the potential additional rent, a sum equal to one-twelfth (1/12th) of the annualized additional rent last paid by Tenant. Landlord, upon written request by Tenant, shall furnish evidence of real estate tax amounts and payments thereof. Landlord, upon Tenant's request, shall reconcile, on an annual basis, the amounts paid on behalf of such additional rent and if there is a surplus in excess of the funds actually expended by Landlord for such items, Landlord shall


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state the amount of such surplus, and, at Landlord's option, refund the surplus, or allow a credit to Tenant against the next installment of rent equal to the amount of such surplus. If the Landlord does not have to make real estate tax escrow payments to its Mortgagee, Landlord shall promptly render a bill to Tenant upon receipt of any applicable tax bill for any taxes increased due pursuant to paragraph 10(a) hereof and Tenant shall pay to Landlord, not later than twenty (20) days prior to the expiration of the grace period for the payment of said tax, the amount due.

                                    (2)     The obligations of Landlord and
Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term.

                                    (3)     In the event that Tenant challenges
the amount of Additional Rent payable pursuant to this Article, then, as a condition precedent to the submission of a dispute as to such amount to judicial review, and pending the determination of any dispute, Tenant shall promptly pay the Additional Rent as demanded by Landlord. After such determination, any adjustment in the disputed amount shall be made within thirty (30) days.

TENANT'S REPAIRS

                  11. Tenant shall take good care of the demised premises and, subject to the provisions of Article 6 hereof, shall make as and when needed, or as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents, or licensees, or as a result of the moving of Tenant's fixtures, furniture, or equipment, all non-structural repairs in and about the demised premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work. Tenant shall be responsible for any structural repairs to the Building or repairs to the common areas, if any, if such repair is necessitated by the act or omission of Tenant, its agents, employees or invitees. Landlord shall repair, replace and maintain the glass and windows in the demised premises. Tenant shall be responsible for the repair and maintenance of the bathrooms within the demised premises. Except as provided in Article 25 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance, or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises, or in or to fixtures, appurtenances, or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the demised premises, or in or to the fixtures, appurtenances or equipment thereof. Any repairs which Tenant may be required to carry out pursuant to the terms hereof may, at Landlord's option, if not made by Tenant within five (5) days after notice thereof or in the event of an emergency, be made by Landlord at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible as additional rent after the rendition of a bill or statement therefor.

FLOOR LOADING

                  12. The emplacement of any equipment which will impose an evenly distributed floor load in excess of 50 pounds per square foot shall be done only after written permission is received from the Landlord. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the structure.



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FIXTURES AND INSTALLATIONS

                  13. All appurtenances, fixtures, improvements, additions, and other property attached to or built into the demised premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall, at the end of the Term hereof, become and remain the property of Landlord, and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed by Tenant, (excluding alterations which have been installed with the prior consent of Landlord which Tenant shall not be obligated to remove) in which event, the same shall be removed from the premises by Tenant forthwith, at Tenant's expense. Nothing in this Article shall be construed to prevent Tenant's removal of trade fixtures or other alterations or installations installed for and paid for by Tenant, but upon removal of any such trade fixtures from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair any damage to the demised premises or the Building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises at Tenant's expense. All the outside walls of the demised premises, including corridor walls and the outside entrance doors to the demised premises, any balconies; terraces, or roofs adjacent to the demised premises, and any space in the demised premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the demised premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein except to the extent reasonably necessary by Tenant for its operation. Tenant shall be able to use such shafts, stacks, electric and phone closets and other areas of the Building designated for installations of utilities and services for the Building adjacent to and under the demised premises including but not limited to the areas referred to for the installation of the equipment referred to in a letter dated December 19, 1996 (Revised) from Cameron Engineering, P.C. to Tenant, [initialed by the parties hereto], provided any installations of Tenant within such areas shall be identified as Tenant's and plans for the same shall be furnished to Landlord immediately upon installation thereof. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the demised premises through the public entrances, public corridors and public areas and elevators within the Building.

ALTERATIONS

                  14. a. Tenant shall make no alterations, decorations, installations, additions or improvements in or to the demised premises which affect the structure, roof or exterior of the Building, the mechanical, plumbing and electrical systems of the Building or work which requires a Certificate of Completion/Compliance or a new Certificate of Occupancy without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed and shall be deemed granted unless denied in writing within thirty (30) days after written request for consent is given to Landlord specifying the work to be done, including all plans and specifications theref or, which writing shall specify the reasons for the denial), and then only by contractors or mechanics reasonably approved by Landlord and at such times and in such manner as Landlord may from time to time designate. Landlord shall approve or disapprove of such contractor or mechanics within ten (10) days of written request therefor, and in the absence of any denial, it shall be deemed Landlord has approved such contractor or mechanic. Landlord shall have the right to make inspections of any such work being carried out by Tenant or on Tenant's behalf at any reasonable time during the progress of such work. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent for such alterations solely


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within the demised premises of a non-structural nature which do not effect the
Building's systems or require a Certificate of Completion or Compliance or the issuance of a new Certificate of Occupancy if the reasonable estimate for the cost of such alterations does not exceed $25,000.00 (and is not part of a plan to construct in excess of $25,000.00 of alterations in separate stages over a six (6) month period). Tenant shall notify Landlord- before commencing any such work as to the plan and specifications of such alterations and shall furnish Landlord upon completion of such alteration any changes to the plan to reflect the "as-built" condition thereof. All such work shall still require the Tenant to comply with the other requirements of this Article 14.

                           b.       All installations or work done by Tenant
shall be done in a good and workmanlike manner and shall at all times comply with:

                                    (1)     Laws, rules, orders and regulations
of governmental authorities having jurisdiction thereof.

                                    (2)     Reasonable rules and regulations of
Landlord as to the time and manner of such work, entrances to be used by trades people and contractors, etc.

                                    (3)     Plans and specifications prepared by
and at the expense of Tenant theretofore submitted to Landlord for its prior written approval as provided in paragraph 14(a) hereof; no installations or work shall be undertaken, started or begun by Tenant, its agents, servants or employees, until Landlord, if required, has approved such plans and specifications; and no amendments or material additions to such plans and specifications shall be made without the prior written consent of Landlord, and shall be subject to reimbursement for Landlord's reasonable out-of-pocket expenses for architecture or engineering services, excluding any such charge for initial Tenant's Work shown on Exhibit 7.

                                            Tenant agrees that it will not,
either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord may reasonably require not to exceed $1 million/$2 million for liability and $500,000.00 for property damage. At Landlord's request, Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the demised premises are located, for all work, labor and services performed and materials furnished in connection with such work after payment therefore, signed by all contractors and sub-contractors involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the demised premises, or the Building, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this Article, the same shall be discharged by Tenant within thirty (30) days after notice of such liens is given to Tenant, at Tenant's expense, by filing the bond required by law or by satisfaction of such lien.

                           c.       Anything contained herein to the contrary
notwithstanding, Tenant shall make no alterations, decorations, installations, additions or improvements in or to the demised premises which shall in any way materially and adversely affect utility services or plumbing and electrical lines, except as part of Tenant's initial work. Moreover, Landlord shall not be deemed to have acted unreasonably for withholding consent to any alterations, decorations, installations, additions or improvements which: (i) materially or adversely affect any structural or exterior element of the Building outside the demised premises or the Building, or (ii) will require unusual expense to readapt the demised premises to normal office use on the expiration of the Demised Term or increase the cost of construction or of insurance or taxes on the Building or of the services called for hereunder unless Tenant first gives assurances acceptable to Landlord for payment of such increased cost and that such readaption will be made prior to the Expiration Date without expense to Landlord.

                           d.       Notwithstanding the foregoing, Tenant shall
be permitted to complete the improvements and alterations substantially shown on the plans and specifications annexed hereto as Exhibit 8 within the demised premises ("Tenant's Work"). Prior to the commencement of Tenant's Work, Tenant shall comply with all the provisions of this paragraph 14 and in addition thereto, shall furnish Landlord with a performance and payment bond issued by a surety licensed to do business in New York State reasonably acceptable to Landlord, in an amount equal to or greater than the estimated cost to complete the repairs (said estimate having been made and certified as accurate by Tenant's architect) naming Landlord as the beneficiary thereof, insuring the completion of Tenant's work and the payment of all contractors, subcontractors, materialmen, mechanics, laborers, suppliers, etc. In lieu of such bond, the following principals of Tenant shall individually, jointly and severally personally guaranty the payment and completion of such work: Joseph Berland, Richard Rosenstock and Allan Gaines.

                           e.       Tenant shall have the right to use elevators
within the Building and loading docks at reasonable specified hours at no charge to Tenant during the performance of Tenant's work and Tenant's move in provided that in the case of any passenger elevator, Tenant shall install pads and protect the interior of the cab.

                           f.       Landlord, in executing any applications for
permits or municipal approvals requested by Tenant, shall sign such applications within ten (10) days of a written request with such application.

REQUIREMENTS OF LAW

                  15. a. Tenant, at Tenant's sole cost and expense, shall comply with all laws, orders and regulations of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant arising out of the manner of use, occupancy or possession by Tenant of the demised premises. Tenant shall not be required to make any alterations in order so to comply unless such alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the demised premises by Tenant (as opposed to the permitted use of the Building for office purposes and the use clause hereof), or any such person. Such requirements include, but are not limited to, the handling of hazardous materials.

                           b.       Landlord represents that there are no
violations issued by any municipal, governmental or regulatory agency against the Building.

         Fire Insurance

                           c.       Tenant shall not do anything or permit
anything to be done, in or about the demised premises which shall (i) invalidate or be in conflict with the provisions of any standard New York fire or other insurance policies covering the Building or any property located therein, or
(ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the demised premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body arising out of the manner of use by Tenant of the demised premises.

                           d.       Tenant shall pay all costs, expenses, fines,
penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Article 15 and if by reason of such failure the fire insurance rate shall at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates than applicable to the Building or property located therein.

                           e.       Landlord acknowledges that it has no
knowledge that the use of the demised premises for general offices as intended by Tenant (excluding any equipment intended to be installed by Tenant or the number of persons occupying the demised premises) will result in any increased insurance costs, nor will Landlord seek reimbursement for such increased cost from Tenant on such grounds.

                           f.       Landlord shall comply with all statutes,
rules and regulations concerning the ownership and maintenance of the Building providing that the cost of any compliance or violation thereof arising out of the manner of use by Tenant of the demised premises shall be borne by Tenant. Landlord represents that to the best of its knowledge there are no building violations issued against the Building as of the date hereof.

INSURANCE

                  16. Tenant shall, at Tenant's own expense, provide for the benefit of the Landlord, comprehensive general liability insurance with minimum limits of $2,000,000/$5,000,000 as to personal injuries or death and $500,000 as to property damage covering occurrences in and about the demised premises and areas adjacent thereto. Tenant may provide for umbrella or excess coverage so that the total insurance obtained satisfies the foregoing coverage requirements. A current certificate and all renewal policies or certificates evidencing such insurance, together with proper proof of payment of all premiums payable thereon shall be deposited with the Landlord, it being understood that each such renewal policy or certificate shall be so deposited at least thirty (30) days prior to the expiration of the insurance which it is to replace or renew and in default thereof, Landlord may obtain such insurance and collect the premium thereon as additional rent. The policy or policies provided for in this Paragraph may be for the benefit of both Landlord and Tenant and shall name the Landlord as an additional insured.

CLEANING SERVICES

                  17. Cleaning of the demised premises shall be the responsibility of the Tenant. Tenant shall use and pay for such janitorial or cleaning company as Landlord shall reasonably approve and shall cooperate with Landlord in using such company. Tenant may use its own employees for such work.

END OF TERM

                  18. a. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property, and shall repair all damage to the demised premises or the Building occasioned by such removal. Any property not removed from the premises shall be deemed abandoned by Tenant and may be disposed of in any manner deemed appropriate by the Landlord. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. If the last day of the term of this Lease or any renewal hereof falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

                           b.       Tenant acknowledges that possession of the
demised premises must be surrendered to Landlord at the expiration or sooner termination of the term of this Lease. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to Landlord on or before the date of the expiration or other termination of the term of this Lease, time being of the essence with respect thereto, then, in lieu of any other remedies and/or damages otherwise available to Landlord hereunder or at law, Tenant agrees to pay Landlord, for each month and for each portion of any month during which Tenant holds over in the demised premises after expiration or other termination of the term of this Lease , a sum equal to 150% times the rent and additional rent (inclusive of escalations) that was payable per month under this Lease during the last month of the term thereof. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant remaining in possession of the demised premises after the expiration or other termination of the term of this Lease. Landlord shall be entitled to pursue any action necessary to recover immediate possession of the demised premises notwithstanding Tenant's payment of the aforementioned sum. The aforesaid provisions of this paragraph shall survive the expiration or sooner termination of the term of this Lease.

QUIET ENJOYMENT

                  19. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the demised premises during the term of this Lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this Lease including, but not limited to, Article 24.

SIGNS

                  20. Except as provided in Article 9 hereof, no signs may be put on or in any window nor on the exterior of the Building. Any signs or lettering in the public corridors or on the doors must be submitted to Landlord for approval before installation, which approval shall not be unreasonably withheld provided said signs conform to the building standard signage.

RULES AND REGULATIONS

                  21. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully comply with the Rules and Regulations now in effect, if any, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in the Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Building and land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, its equipment and such land, or the more useful occupancy or the comfort of the tenants or others in the Building provided any rule or regulation shall not materially affect Tenant's use and occupancy of the Premises. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition of any lease by any other tenant or occupant in the Building. Rules and Regulations shall be uniformly applied where possible and shall be effective on not less than thirty (30) days written notice to Tenant.

ASSIGNMENT AND SUBLETTING

                  22. a. Tenant, for itself, its successors, undertenants and assigns, (all of the foregoing hereinafter referred to as the "Tenant") expressly covenants that it shall not assign, mortgage or encumber this Agreement, nor underlet the demised premises or any part thereof, or license or permit the demised premises or any part thereof to be used by others, without the prior written consent of the Landlord in each instance which shall not be unreasonably withheld and which shall be given or denied within twenty-one (21) days of written request therefor. If the Landlord denies the request, the denial shall state the reasons therefor.

                           b.       The Landlord will be deemed to have
reasonably withheld its consent if the Landlord shall find that the proposed assignee or sublessee is not (i) financially responsible; (ii) of good reputation, or (iii) engaged in an authorized use as set forth in article 4a hereof, and that the proposed assignment or sublease would not be for any school or college, and further provided that such assignee shall execute and deliver to Landlord an Assumption Agreement wherein it agrees to perform all of the obligations of the Tenant under this Lease in a form appropriate for recording. The consent by Landlord to an assignment or sublease shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further or subsequent assignment or subleasing. The time in which Landlord shall act on such request shall run from the receipt by Landlord of the proposed lease assignment, the proposed Assumption Agreement or sublease, the two (2) prior years' (if available) financial statements for the proposed assignee or sublessee and a bank reference together with the name and address of the proposed assignee's or sublessee's then current landlord. In the event the Landlord fails to consent to such assignment or sublease and the Tenant hereunder disputes such refusal, Tenant's sole remedy shall be to commence an action to enforce the Landlord's obligation to consent hereunder. In no event will the Landlord be responsible to the Tenant for any money damages as a result of its failure to consent to any such proposed assignment or sublease except if a court ultimately finds that Landlord unreasonably withheld its consent to a sublease or assignment as provided herein, Landlord shall reimburse Tenant for its reasonable attorney's fees and expenses in connection with such litigation. Notwithstanding anything contained herein to the contrary, Tenant may assign this Lease or sublet all or any portion of the demised premises to an affiliate, subsidiary or to a company acquiring all or substantially all of the common stock of the Tenant or of its assets, provided in the case of an assignment, such assignee assumes the obligations hereof. Tenant, without Landlord's consent, may also grant a license to independent contractor broker-traders associated with Tenant for, in each instance, up to 1% of the demised premises. Upon any such assignment pursuant to Article 22, Tenant shall remain liable for all the terms, covenants and conditions hereof.

LANDLORD'S ACCESS TO PREMISES

                  23. a. Upon reasonable prior notice to Tenant, except in cases of emergency, Landlord or Landlord's agents shall have the right to enter and/or pass through the demised premises at all times to examine the same, to show them to mortgagees, ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem reasonably necessary and Landlord shall be allowed to take all material into and upon and/or through said demised premises that may be required theref or provided Landlord will avoid unnecessary storage of material within the demised premises which cannot be used within two (2) days. During the year prior to the expiration of the term of this Lease, or any renewal term, Landlord may exhibit the demised premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, without rendering Landlord or such agent liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property). Landlord shall repair any damage to Tenant's property or the demised premises as a result of such entry and shall take reasonable steps to avoid interference with Tenant's business operations. If during the last month of the Demised Term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligations hereunder.

                           b.       Landlord shall also have the right at any
time to use, maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the demised premises and Landlord shall take reasonable steps to avoid installing wet pipes over Tenant's computer room and telephone switching equipment. Such work shall be done to avoid interference with Tenant's business operations unless such work is of an emergency nature. If any such work involves asbestos removal or other hazardous substances, it shall be done at night or weekends to avoid interference with Tenant's business operations, unless such work is of an emergency nature. Landlord shall accord reasonable care to Tenant's property. Landlord shall also have the right, at any time, to name the Building, to display appropriate signs and/or lettering on any or all entrances to the Building, and to change the name by which the Building is commonly known.

                           c.       Neither this Lease nor any use by Tenant
shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be reasonably regulated and/or discontinued at any time and from time to time by Landlord upon reasonable prior notice to Tenant.

                           d.       The exercise by Landlord or its agents of
any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

SUBORDINATION

                  24. a. This Lease is subject and subordinate in all respects to all ground leases and/or underlying leases and to all mortgages which may now or hereafter be placed on or affect such leases and/or the real property of which the demised premises form a part, or any part or parts of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitution therefor provided Landlord shall obtain from any such mortgagee or ground lessor a non- disturbance agreement as provided in subdivision (d) hereof. This Section (a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request in accordance with this paragraph.

                           b.       Without limitation of any of the provisions
of this Lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor- Landlord and/or shall have become lessee under a new ground or underlying lease, then, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

                           c. Tenant shall, at any time and from time to time
upon not less than fifteen (15) days prior notice by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said real property or any interest or estate therein, any mortgagee or prospective mortgagee thereof or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing or refinancing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder, decrease Tenant's rights, or materially adversely affect the leasehold interest hereby created. Landlord, upon fifteen (15) days notice from Tenant, shall furnish Tenant a certificate, executed by Landlord, certifying that this Lease is in full force and effect, identifying any modifications thereto, the date through which rent has been paid and whether the Tenant is in default of any provisions hereof and if so, specifying each default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any recipient thereof.

                           d.       In the event a mortgage is conveyed to a
mortgagee by the Landlord or a ground lease executed, Landlord shall obtain a written agreement in recordable form from such mortgagee, lender or ground lessor providing that the lender, mortgagee or ground lessor, as the case may be, as long as Tenant performs its obligations under this Lease, shall not disturb Tenant's peaceful possession of the demised premises for the term of this Lease, whether by foreclosure or by deed in lieu of foreclosure or otherwise, and Tenant shall attorn to such new owner or Landlord and such new owner or landlord shall accept such attornment of Tenant. Tenant agrees to execute the written agreement and any other documents to accomplish the purpose of this paragraph. This provision shall inure to the benefit of Tenant and be binding on any purchaser at foreclosure of such mortgage or under a deed in lieu of foreclosure.

PROPERTY LOSS, DAMAGE, REIMBURSEMENT

                  25. a. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, unless the foregoing is caused by negligence or intentional acts of Landlord, its agents, contractors, or employees. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence or intentional acts of Landlord, its agents, servants, contractors, licensees, invitees or employees; nor shall Landlord or its agents by liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the demised premises or in the Building except Landlord's obligation to repair in accordance with this Lease. If at any time any windows of the demised premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all reasonable and out-of-pocket expenditures made by, or damages or fines sustained or incurred by Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with after expiration of all applicable notice and grace periods. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or in the Building or of defects therein or in any fixtures or equipment, however, the failure of Tenant to timely notify Landlord of such incidents shall not vitiate Landlord's obligation to repair as provided herein.

         Tenant's Indemnity

                           b.       Tenant shall indemnify and save harmless
Landlord against and from any and all claims by and on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of or from any work or thing whatsoever done (other than by Landlord or its contractors, agents or invitees) in and on the demised premises by Tenant, its agents, employees or invitees or the agents or employees of either during the term of this Lease and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the demised premises for the purpose of making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the demised premises due to or arising from any act or omission or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees, and against and from all costs, expenses and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason or any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding. Tenant's liability under this Lease extends to the acts and omissions of any subtenant, assignee and any agent, contractor, employee, invitee or licensee of any subtenant. Landlord shall not settle such action without the consent of Tenant as to any claim which Tenant is required to indemnify Landlord hereunder.

DESTRUCTION-FIRE OR OTHER CASUALTY

                  26. If the demised premises shall be damaged by fire or other casualty, Tenant shall give notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage. However, Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property or any other property or effects of Tenant. If the entire demised premises shall be rendered untenantable by reason of any such damage, the rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired (Landlord to give notice to Tenant approximately thirty (30) days prior to the estimated completion date of the repairs, unless it is estimated to take less than thirty (30) days to effectuate the repair), and if only a part of the demised premises shall be so rendered untenantable, the rent shall abate for such period in the proportion which the area of the part of the demised premises so rendered untenantable bears to the total area of the demised premises. However, if prior to the date when all of such damage shall have been repaired any part of the demised premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the Premises which is usable. The Landlord shall give notice to Tenant approximately thirty (30) days prior to the estimated completion date of the repairs, unless it is estimated to take less than thirty (30) days to effectuate the repair. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the demised premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the demised premises, or (ii) the Building, including the demises Premises, shall be so damaged by fire or other casualty that, in Landlord's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the demised premises shall be damaged or rendered untenantable), then, in any of such events, Landlord at Landlord's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a thirty (30) day notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date, the rent shall be apportioned as of such date and any prepaid portion of rent for any period after such date shall be refunded by Landlord to Tenant. Landlord agrees to obtain such insurance as to provide for the full replacement cost of the Building. In the event that Landlord notifies Tenant of its intent to restore the Building, such notice shall state the estimated time to rebuild. If such date is more than one hundred eighty (180) days from a final settlement with Landlord's insurance carrier or two hundred seventy (270) days from the date of loss, whichever is sooner, or if the actual reconstruction is not substantially completed within 270 days of the date of loss, Tenant may elect to cancel this lease by giving notice thereof within thirty (30) days of Landlord's notice or the expiration of 270 days from the date of the loss as the case may be.

SUBROGATION

                  27. Each of the parties hereto and their successors or assigns hereby waives any and all rights of action for negligence against the other party hereto which may hereafter arise for damage to the premises or to property therein resulting from any fire or other casualty of the kind covered by standard fire insurance policies with extended coverage, regardless of whether or not, or in what amounts, such insurance is now or hereafter carried by the parties hereto, or either of them. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such a policy can be obtained without additional premiums. Both parties agree to use their best efforts to obtain and maintain a waiver of subrogation from their respective carriers if they are insured.

EMINENT DOMAIN

                  28. a. In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only part of the demised premises shall be so condemned or taken, then, effective as of the date of vesting of title, the rent hereunder shall be abated in an amount thereof apportioned according to the area of the demised premises so condemned or taken. In the event that only part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the demised premises be affected) may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of. title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and (b) if such condemnation or taking shall be of a substantial part of the demised premises (greater than 15% thereof) or of a substantial part of the means of access thereto, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the term and estate hereby granted as of the date of vesting of title and if the portion of the premises taken is greater than 15% of the parking area and if Landlord is unable to relocate sufficient parking elsewhere on the land owned by Landlord so that at least 85% of the parking available before the taking is available elsewhere on the property upon which the Building is located, then Tenant shall have the right to terminate this Lease, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, taking, except that the rent shall be abated to the extent, if any hereinabove provided in this Article. In the event that only a part of the demised premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, landlord will, at its expense, restore the remaining portion of the demised premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

                           b.       In the event of a termination in any of the
cases hereinabove provided, this Lease and the term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the rent hereunder shall be apportioned as of such date.

                           c.       In the event of any condemnation or taking
hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a claim for any taking of removable fixtures, alterations and installations owned by Tenant and for moving expenses incurred by Tenant.

         It is expressly understood and agreed that the provisions of this Article shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

CERTIFICATE OF OCCUPANCY

                  29. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy (temporary or permanent) issued for the Building or portion thereof of which the demised premises form a part and shall obtain a Certificate of Occupancy for Tenant's Work, if required, before occupying the demised premises.

DEFAULT

                  30. a. Upon the occurrence at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

                                    (1)     if Tenant shall default in the
payment when due of any installment of rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

                                    (2)     if Tenant shall default in the
observance or performance of any term, covenant, or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of rent and additional rent) and Tenant shall fail to remedy such default within twenty (20) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of twenty (20) days and Tenant shall not commence within said period of twenty (20) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                                    (3)     if Tenant or Tenant's guarantor
hereunder (if any) shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                                    (4)     if, within thirty (30) days after
the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganizations, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the demised premises shall be taken or occupied or attempted to be taken or occupied; or

                                    (5)     if Tenant shall default in the
observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                                    (6) if Tenant's interest in this Lease shall
devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted herein;

then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a ten (10) day notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said ten (10) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 32.

REMEDIES

                  31. a. If Tenant shall default in the payment when due of any installment of rent or in the payment when due of any additional rent and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default, or if this Lease and the Demised Term shall expire and come to an end as provided in Article 30:

                                    (1)     Landlord and its agents and servants
may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the demised premises or any part thereof, on notice to Tenant provided that service of a notice of petition in a summary proceeding shall be sufficient notice thereof, either by summary proceedings or by any other application action or proceeding (without being liable to indictment, prosecution or damages therefor), and may repossess the demised premises and dispossess Tenant and any other persons from the demised premises and remove any and all of their property and effects from the demised premises; and

                                    (2)     Landlord, at Landlord's option, may
relet the whole or any part or parts of the demised premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the demised premises or any part thereof and shall in no event by liable for refusal or failure to relet the demised premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the demised premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                           b.       Tenant, on its own behalf and on behalf of
all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the demised premises, or to re-enter or repossess the demised premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

DAMAGES

                  32. a. If this Lease and the Demised Term shall expire and come to an end as provided in Article 30 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the demised premises as provided in Article 31 or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                                   (1)     Tenant shall pay to Landlord all
rent, additional rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the demised premises by Landlord, as the case may be; and

                                    (2)     Tenant shall also be liable for and
shall pay to Landlord, as damages, any deficiency (referred to as 'Deficiency") between the rent and additional rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 31(a) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease or Landlord's re-entry upon the demised premises and such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing the demised premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                                    (3) At any time after the Demised Term shall
have expired and come to an end or Landlord shall have re-entered upon the demised premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the rent and additional rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the demised premises for the same period, both discounted to present worth at the rate of four (4%) percent per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the demised premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the demised premises to relet during the term of the reletting.

                           b.       If the demised premises, or any part
thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this Lease. Solely for the purposes of this Article, the term rent as used in Section 32(a) shall mean the rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the demised premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 10. Immediately preceding such event. Nothing contained in Articles 30 and 31 or this Article shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 32(a).

FEES AND EXPENSES

                  33. If Tenant shall default after any applicable notice and grace periods in the performance of any covenant on Tenant's part to be performed in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder and if Landlord is successful, the sum or sums so paid by Landlord including reasonable attorney's fees with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses, or at Landlord's option on the first day of any subsequent month. In the event that Landlord shall institute any such action or proceeding by reason of a default by Tenant hereunder more than three
(3) times in any twelve (12) month period or more than five (5) times during the term hereof, and Tenant shall thereafter cure such default before judgment is entered in such action or proceeding, the sum of $1,000.00 shall immediately become due and payable from Tenant to Landlord as and for liquidated damages on account of Landlord's attorneys' fees and other costs and expenses in connection therewith (said sum not to be deemed to be, or construed as, a limitation on Landlord's right to obtain reasonable attorneys' fees in a greater amount where such default is not so cured). Any sum of money (other than rent) accruing from Tenant to Landlord pursuant to any provision of this Lease whether prior to or after the Term Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

NO WAIVER

                  34. a. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said demised premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the demised premises. In the event of tenant at any time desiring to have Landlord underlet the demised premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this Lease, an Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereto, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by Landlord or Tenant, as the case may be. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent then owing nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                           b.       Landlord's failure to render a Landlord's
Statement with respect to any escalation year per Article 10 shall not prejudice Landlord's right to render a Landlord's Statement with respect to any subsequent escalation year. The obligations of Landlord and Tenant under the provisions of
Article 10 with respect to any additional rent for any escalation year shall survive the expiration or any sooner termination of the Demised Term.

WAIVER OF TRIAL BY JURY

                  35. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, the use or occupancy of the demised premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment of rent or otherwise to recover possession of the demised premises, Tenant agrees not to interpose any counterclaim of any nature or description in any such proceeding except mandatory counterclaims. Nothing herein shall preclude Tenant from commencing a plenary action to adjudicate such claim.

BILLS AND NOTICES

                  36. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested), overnight mail, messenger service or facsimile with regular mail during the hours of 9:00 a.m. to 5:00 p.m. addressed (A) to Tenant (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the demised premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the demised premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the demised premises, or (B) to Landlord at Landlord's address set forth in this Lease, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article.

INABILITY TO PERFORM

                  37. a. Subject to the Landlord's obligation pursuant to
Section 2(b) hereof, if, by reason of strikes or other labor disputes, fires or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, nor shall any such delay or inability to perform on the part of Landlord in any way affect this Lease and the obligation of Tenant to pay rent hereunder and to perform all of the other covenants and agreements to be performed by Tenant hereunder. If the Landlord fails to take reasonable steps within three (3) days of notice of such interruption of service, Tenant may undertake to restore such services and shall submit to Landlord any reasonable out-of-pocket expenses for such restoration and may take a credit for such expenses against the next monthly installment of rent or additional rent.

                           b.       If by reason beyond, the control of Tenant
or its agents, strike or other labor disputes, fires or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any federal, state, county or municipal authority or any other cause beyond the reasonable control of Tenant, its agents and employees, Tenant is delayed in performing or fulfilling any of Tenant's covenants or obligations hereunder (other than the obligation to pay rent or additional rent and maintain insurance as required hereunder), such inability or delay shall not be the basis of a default hereunder and Tenant's time to perform such covenants shall be extended a reasonable time for such circumstances.

         Interruption of Service

                           c.       Landlord reserves the right to stop the
services of the air conditioning, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the judgment of Landlord are reasonably necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall give Tenant reasonable notice of all scheduled interruptions or shutdowns which shall include a reasonable good faith estimate of the duration thereof. Landlord shall in good faith limit to the extent possible interruptions to Tenant's business' operations. If the Landlord fails to take reasonable steps within three (3) days of notice of such interruption of service, Tenant may undertake to restore such services and shall submit to Landlord any reasonable out-of-pocket expenses for such restoration and may take a credit for such expenses against the next monthly installment of rent or additional rent. If such interruption continues for more than ten (10) days and if the premises are rendered untenantable and Tenant is not conducting business operations in the demised premises, Tenant shall receive a rent abatement for each additional day of such service interruption commencing on the 1st day thereof.

CONDITIONS OF LANDLORD'S LIABILITY

                  38. a. Tenant shall not be entitled to claim a constructive eviction from the demised premises unless Tenant shall have first notified Landlord of the condition or conditions given rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

                           b.       Landlord represents to Tenant that Landlord
is the owner of the Land and the Building.

TENANT'S TAKING POSSESSION

                  39. a. Tenant by taking possession of the premises and commencing the Tenant's Work therein shall be conclusively deemed to have agreed that Landlord up to the time of such possession has performed all of its obligations hereunder and that the premises were in satisfactory condition as of the date of such possession, unless within ninety (90) days after such date (or within thirty (30) days of discovery of a latent defect) Tenant shall give written notice to Landlord specifying the respects in which the same were not in such condition.

                           b.       If Tenant shall use or occupy all or any
part of the demised premises for the conduct of business prior to the Term Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease and if such occupancy is more than thirty (30) days before the Term Commencement Date, then also including the covenant to pay rent for the period from the commencement of said use or occupancy to the Term Commencement Date.

ENTIRE AGREEMENT

                  40. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agent or representative has made any representation, or statement, or promise, upon which Tenant has relied regarding any matter or thing relating to the Building, the land allocated to it, (including the parking area) or the demised premises, or any other matter whatsoever, except as is expressly set forth in this Lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the demised premises for any particular use, the services to be rendered to the demised premises or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise shall be binding upon the Landlord unless expressly set forth in this Lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, orally, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any obligations under this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, which shall not be unreasonably withheld or delayed and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

DEFINITIONS

                  41. The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building) of which the demised premises form a part, so that in the event of any sale or other transfer of said land and Building or of said Lease, or in the event of a Lease of the Building, or of the land and Building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder after the date of transfer and provided that the new owner or landlord assumes the Landlord's obligation hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the purchaser or other transferee at any such sale, or the said lessee of the Building, or of the land and Building, provided that the purchaser, transferee or the lessee of the Building assumes and agrees to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter," "re-entry" and "reentered" as used in this Lease are not restricted to their technical legal meanings. The term "business days" as used in this Lease shall exclude Saturdays, (except such portion thereof as is covered by specific hours in Article 5 hereof), Sundays and all days observed by the State and Federal Government as legal holidays.

                           The terms "person" and "persons" as used in this
Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

SUCCESSORS, ASSIGNS, ETC.

                  42. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their respective assigns.

APPLICATION OF INSURANCE PROCEEDS, WAIVER OF SUBROGATION

                  43. In any case in which Tenant shall be obligated under any provision of this Lease to pay to Landlord any loss, cost, damage, liability or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable. In any case in which Landlord shall be obligated under any provision of this Lease to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

CAPTIONS AND INDEX

                  44. The captions and the index at the beginning of the Lease, if any, are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

RECOVERY FROM LANDLORD

                  45. a. Tenant shall look solely to the estate and property of Landlord in the land and building of which the demised premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and/or conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies provided that the Landlord is also the fee owner of the land and the Building.

                           b.       With respect to any provision of this Lease
which provides for Landlord's approval and/or consent, Tenant, in no event, shall be entitled to make, nor shall Tenant make any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any such consent or approval. Tenant's sole remedy shall be to seek a judgment enforcing Landlord's obligations to give such approval or consent. In the event Tenant is successful in such litigation and it is determined that Landlord unreasonably withheld or delayed its consent, then Landlord shall reimburse Tenant for its reasonable attorney's fees and expenses in such litigation.

BROKER

                  46. Landlord and Tenant represent and warrant to each other that Sutton & Edwards, Inc. is the sole broker who brought the demised premises to Tenant's attention and with whom Tenant has negotiated in bringing about this Lease. Landlord agrees to pay a commission to such broker pursuant to a separate agreement.

RENEWAL OPTION

                  47. The Tenant shall have the right, to be exercised as hereinbefore provided, to extend the term of this Lease for one (1) successive period of three (3) years upon the following terms and conditions:

                           a.       That at the time of the exercise of such
right, the Tenant shall not be in default in the performance of any of the material terms, covenants or conditions herein contained with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease.

                           b.       That the extension shall be upon the same
terms, covenants and conditions as in this Lease provided, except that (i) there will be no further privilege of extension for the term of this Lease beyond the period referred to above; (ii) during the extension period the annual rental payable by Tenant to Landlord shall be the amount set forth in Article 3 of this Lease as cumulatively increased pursuant to Article 10 of this Lease throughout the Initial Term thereof ("The Cumulatively Adjusted Additional Base Rent") and the Cumulatively Adjusted Base Rent shall be further increased in accordance with said Article 10 on the first day of the renewal term and on each anniversary thereof during the renewal term; and (iii) during the extension period, the base year for determining additional rent under the escalation clause, Article 10 shall remain unchanged and continue to be the base year established at the commencement of the term of this Lease.

                           c.       Notwithstanding anything in this Article
contained to the contrary, the Tenant shall not be entitled to any extension, if at the time of the commencement of the extended period the Tenant shall be in default under any of the material terms, covenants or conditions of this Lease with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease, or if this Lease shall have terminated prior to the commencement of said period.

                           d.       The Tenant shall exercise its right to the
extension of the term of this Lease by notifying the Landlord of the Tenant's election to exercise such right as provided in Article 2(a) hereof. Upon the giving of this notice, this Lease shall be deemed extended for the specified period, subject to the provisions of this Article, without execution of any further instrument.

SECURITY

                  48.      Intentionally Omitted.

RIGHT OF FIRST REFUSAL

                  49. a. Tenant shall have a right of first refusal to lease the entire remaining portion of the second floor of the Building (but not less than the entire amount, 22,000 square feet +/-) that may be or becomes available in the Building whether the same shall become available due to the offering for lease of previously unleased space or by the vacating by a tenant of previously leased space or otherwise. Any such space shall be known as "First Offer Space". Notwithstanding the foregoing, no vacant space in the Building will be deemed available if either Landlord or Briarcliffe College Inc. requires the space for its operation. Tenant's right to lease First Offer Space shall be on all of the same terms and conditions set forth in this Lease including, but not limited to, the then current Annual Basic Rent as adjusted pursuant to Article 10 hereof on a square foot basis for the amount of rentable square feet in the First Offer Space assuming a loss factor of 10%. The parties agree that the rentable square footage of the First Offer Space is approximately 22,000 square feet. Notwithstanding the foregoing, no vacant space in the Building shall be treated as eligible First Offer Space if such space is needed by Landlord for its operations in the Building at the time when such space first become vacant or such space is contractually committed to another tenant in the Building and such tenant acquires such space at the time when it first become vacant. In addition, Tenant's right to acquire First Offer Space shall expire on the last calendar day of the right of Tenant to elect to renew the term hereof as provided in
Article 2(a) hereof.

                           b.       Landlord's Notice of Availability. As soon
as Landlord decides to market or otherwise lease out all of the First Offer Space, Landlord shall so inform Tenant in writing. Landlord's notice shall state Landlord's best good faith estimate of the date on which the term of this Lease will commence as to the First Offer Space.

                           c.       If Tenant intends to acquire the First Offer
Space, Tenant shall, within thirty (30) days after receipt of Landlord's notice of availability of such First Offer Space, give Landlord written notice that Tenant intends to exercise its right to lease the subject First Offer Space. Said notice shall be effective as of the date of the giving of such notice. Failure of Tenant to timely respond to Landlord's notice of availability shall terminate the rights as to said First Offer Space with no further obligation on either party as to First Offer Space.

                           d.       Term of First Offer Space.  If Tenant
exercises its right to lease First Offer Space, then the term of this lease as to any First Offer Space shall commence on the date on which Landlord delivers the First Offer Space to Tenant free of any other tenants in an "as is" condition and the term of such space shall end on the expiration or earlier termination of the term of this Lease. The description of the demised premises set forth herein on Exhibit 1 shall be deemed for all purposes to then include the First Offer Space. Tenant shall accept such space in its "as is" condition and any improvements by the Tenant therein shall be governed by Article 14 hereof.

HAZARDOUS MATERIALS

                  50. a. Tenant will not use or permit to be used in the Premises anything that may be dangerous to life or limb, nor in any manner deface or injure the Premises or in any part thereof; nor permit any objectionable noise or odor to escape or be emitted from the Premises or do anything or permit anything to be done upon the Premises that creates a nuisance. Tenant agrees it shall not, under any circumstances, cause or permit any hazardous substance to be used, generated, handled, possessed or stored within the Building or any parts or part thereof or on any portion of the Premises or the Building within which the Premises are located, except with respect to those materials which, in reasonable quantities, are customarily required in the maintenance and operation of office operations, and then only in compliance with all applicable laws and regulations regarding the handling and storage of such materials. Tenant acknowledges that it has received and read a copy of a report entitled Phase I Site Assessment, Building 35, Grumman Aerospace Corporation, Bethpage, New York, dated March 29, 1996, and Landlord represents that to the best of its knowledge it has no knowledge of any environmental condition or hazardous material located at the Building and parking lot except as set forth in said report, if any.

                           b.       Landlord will not use or permit to be used
in the Premises anything that may be dangerous to life or limb, nor in any manner deface or injure the Premises or in any part thereof; nor permit any objectionable noise or odor to escape or be emitted from the Premises or do anything or permit anything to be done upon the Premises that creates a nuisance. Landlord agrees it shall not, under any circumstances, cause or permit any hazardous substance to be used, generated, handled, possessed or stored within the Building or any parts or part thereof or on any portion of the Premises or the Building within which the Premises are located, except with respect to those materials which, in reasonable quantities, are customarily required in the maintenance and operation of office operations, and then only in compliance with all applicable laws and regulations regarding the handling and storage of such materials.

                           c.       Tenant shall indemnify, defend and hold
Landlord and its agents, employees, successors and assigns free and harmless from any claims, damages, losses or liabilities arising from or in connection with any breach of the warranties, representations or covenants of Tenant set forth in this Article, whether such claims, damages, losses or liabilities arise during or after the term of this Lease except for claims, damages, losses or liabilities arising from hazardous substances brought into the Premises by Landlord, its employees, invitees or other tenant or occupant of the Building, or Landlord's predecessors in title.

                           d.       Landlord shall indemnify, defend and hold
Tenant and its agents, employees, successors and assigns free and harmless from any claims, damages, losses or liabilities arising from or in connection with any breach of the warranties, representations or covenants of Landlord set forth in this Article, whether such claims, damages, losses or liabilities arise during or after the term of this Lease except for claims, damages, losses or liabilities arising from hazardous substances brought into the Premises by Tenant, its employees or invitees.

                           e.       If, during the construction of Tenant's
Work, the presence of asbestos is discovered in the demised Premises solely in the conduits or risers which become exposed during the construction, Landlord shall reimburse Tenant for its actual additional out-of-pocket cost to remove or encapsulate such asbestos, provided Tenant gives notice of such condition to Landlord before incurring any expense therefore, and the estimated cost therefore and the removal or encapsulation of such asbestos is required by government rule, statute or regulation. Landlord, within five (5) days of such notice, may elect to remove or encapsulate such asbestos at its own cost and expense.

WASTE REMOVAL

                  51. Landlord shall supply the Building and Tenant with sufficient dumpsters for the disposal and removal of customary and reasonable waste produced in the demised premises by the normal generation of office waste. At the request of Landlord, Tenant shall participate in any reasonable recycling program instituted within the Building including the segregation and/or separation of paper and other waste.

COMMON AREAS

                  52. Tenant acknowledges that the demised premises and the Building within which it is located are designated non-smoking areas. Tenant shall not allow its employees, agents or invitees to congregate in the Building or the lobbies thereof in order to smoke, nor shall Tenant allow its employees, agents or invitees to consume food or beverages outside of the demised premises in the common areas of the Building.

                           In the event Landlord and/or Briarcliffe College Inc.
maintains a cafeteria within the Building, Tenant's employees may use the cafeteria services for the purchase and on site consumption of food and beverages (but not for the consumption of employee provided food or beverages) during the normal operating hours of the cafeteria. The right to use the cafeteria shall be deemed a revocable license and shall not be deemed an appurtenant right, easement or grant under this Lease. Tenant's employees shall observe all rules and regulations in connection with the use of the cafeteria including, but not limited to, the disposal of any waste, removal or disposal of trays, plates, plastic ware, cups, etc. In the event Briarcliffe College Inc. revokes the license to use the cafeteria, Tenant shall not be entitled to any abatement in rent nor shall such revocation be deemed any constructive eviction or breach of this Lease by the Landlord. Nothing herein shall obligate Landlord and/or Briarcliffe College Inc. to continue cafeteria operations. Tenant may operate its own cafeteria in the demised premises provided Tenant complies with all municipal rules regulations and permits for the operation of such facility and obtains Landlord's consent therefor which Landlord may refuse solely if the Landlord's cafeteria is available for the use of Tenant's employees. Tenant may install in the demised Premises, without Landlord's consent a lunchroom, vending machines, refrigerators and microwave ovens for the use of its own employees and invitees. The foregoing shall not preclude Tenant from takeout and prepared food deliveries being delivered to the demised premises.

TENANT'S ENTRANCE TO BUILDING

                  53. Tenant's primary entrance to the demised premises shall be at the west end of the Building. Tenant shall have access to other entrances of the Building (only during normal working hours), but its primary (though nonexclusive) entrance shall be at the west end of the Building. Appropriate signage, at Tenant's expense, shall notify its employees, agents, invitees and others visiting the demised premises to use such entrance for ingress and egress to the Building.

TENANT INSTALLATIONS

                  54. At its sole cost and expense, Tenant shall be allowed to install a microwave dish or other similar antenna on the roof provided Tenant, at its cost and expense prior to such installation, shall obtain all necessary permits and pay all fees and expenses and obtain any necessary certificates after such completion. Landlord agrees to cooperate in signing any applications or consents for such permits or approvals. Such alteration shall be made pursuant to Article 14 hereof and Tenant shall be responsible for any damage, repair or maintenance to the roof membrane or roofing system from the installation and/or maintenance of the antenna on the roof. Tenant shall submit plans for the location, installation and specification as to the weight and location, placement and installation of any guy wires or other supports. Such installation shall be subject to the Landlord's consent which will not be unreasonably withheld. Tenant shall reimburse Landlord for any reasonable costs and expenses Landlord incurs in having Landlord's own architect/engineer review the plans, specification and installation of the microwave dish antenna on the Building.

                           Subject to Tenant, at its sole cost and expense,
obtaining all necessary permits and approvals, Tenant shall be allowed to install additional air conditioning equipment on the roof. Such alteration shall be made pursuant to Article 14 hereof and Tenant shall be responsible for any damage, repair or maintenance to the roof membrane or roofing system from the installation and/or maintenance of the additional air conditioning equipment on the roof. Tenant shall submit plans for the location, installation and specification as to the weight and location, placement and installation of any dunnage or other supports. Landlord shall provide access for Tenant's connection to water tower or supply for such installation. Such installation shall be subject to the Landlord's consent which will not be unreasonably withheld. Tenant shall reimburse Landlord for any reasonable costs and expenses Landlord incurs in having Landlord's own architect/engineer review the plans, specification and installation of additional air conditioning equipment on the Building.

MEMORANDUM OF LEASE

                  55. Landlord and Tenant agree to execute a Memorandum of Lease duly acknowledged for recording to be recorded at the option of either party in the office of the Clerk of Nassau County setting forth the names and addresses of the parties, the term and the legal description of the Building and the demised premises.

CURB CUT CONSTRUCTION

                  56. In the event the Town of Oyster Bay or County of Nassau does not extend Cherry Avenue adjacent to the land upon which the Building is situated on or before December 31, 1997, Tenant, at its sole cost and expense, shall apply for such approvals as are necessary to construct a curb cut in Stewart Avenue for an additional means of ingress and egress to the parking areas and Tenant shall use reasonable and diligent efforts to obtain the same. Landlord shall cooperate and sign any required application or consent. The parties acknowledge that there is no assurance that such approval may be granted. If granted, Landlord shall, at Tenant's cost and expense, construct the necessary apron and drive to form such curb cut to the parking area.

CONSTRUCTION OF ADDITIONAL EXITS

                  57. Landlord shall, upon written request from Tenant, made within two (2) years from the date hereof, make application to the Town of Oyster Bay for the construction, by Tenant and at Tenant's sole cost and expense, of up to three additional exterior exits as additional means of egress for Tenant's employees from the demised premises as shown on Exhibit 8. Tenant shall promptly reimburse Landlord for all reasonable costs and expenses incurred in connection with the application including any appeals from a denial therefrom including engineering, environmental, architectural and legal up to a maximum, in the aggregate, of $15,000. The exits shall be designed and Landlord shall obtain bid from a contractor reasonably acceptable to Tenant for the cost of such exits as approved (excluding the reasonable expenses referred to in the preceding sentence) of not more than up to $180,000. In the event the Landlord has not obtained approval for the construction of such exits within twelve (12) months from the date of Tenant's request, which date may be extended for up to one hundred eighty (180) days if the Town of Oyster Bay has taken no action with respect to the application or any appeal has not been decided by the end of said twelve (12) month period, Tenant may elect to cancel this Lease by notice given within thirty (30) days of the expiration of such period, said notice shall set forth the termination date of this Lease, and upon such date the term of this Lease shall expire as if said date was the expiration date of the initial term hereof. If the Tenant fails to request Landlord to make such application within two (2) years of the date hereof, Tenant waives its right to have Landlord make such application and waives any right to cancel or terminate this Lease pursuant to this paragraph of the Lease. If the Tenant fails to timely give notice of its election to cancel upon the expiration of the twelve (12) month period, as same be extended pursuant to the provisions of this paragraph 57, in the event Landlord has not obtained approval of the application, Tenant waives its right to have Landlord make such application and waives any right to cancel or terminate this Lease pursuant to this paragraph of the Lease. Nothing herein shall compel Tenant to construct said exits in the event the approval from the Town of Oyster Bay is timely received, however, upon the timely approval of such application Tenant's right to cancel or terminate this Lease pursuant to this paragraph shall cease and no longer be valid whether or not Tenant constructs said exits. If Tenant does construct such exits, Tenant shall comply with the provisions of Article 14 hereof and shall construct such alterations at its sole cost and expense.

                  IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.



Witness for Landlord:                      BRIARCLIFFE COLLEGE, INC.

    /s/                                         /s/ Richard Turan
_____________________________              By:_________________________________
                                               Richard Turan, President

Witness for Tenant::                       Gaines, Berland, Inc.

  /s/                                          /s/
____________________________              By:_________________________________

Solely as to Paragraph 14(d) hereof:

/s/ Allan Gaines
_____________________________
ALLAN GAINES

/s/ Joseph Berland
_____________________________
JOSEPH BERLAND

/s/ Richard Rosenstock
_____________________________
RICHARD ROSENSTOCK

                              RULES AND REGULATIONS


                  1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or by any Tenant or used for any purpose other than ingress and egress to and from the demised premises.

                  2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or Tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the Landlord's judgment, be prejudicial to the safety, character, reputation and interest of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the demised premises or the Building under the provision of this Rule.

                  3. The windows and doors that reflect or admit light and air into demised premises, or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

                  4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

                  5. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

                  6. No Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, or cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

                  7. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during such hours and in a manner reasonably approved by the Landlord. No hand trucks or dollies may be used in the Building unless equipped with rubber tires and side guards. The Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any provision of the lease of which these Rules and Regulations are a part.

                  8. All Machinery shall be placed by the Tenant in the demised premises in approved setting to absorb or prevent any vibration, noise or annoyance.

                  9. No bicycles, vehicles, animals or birds of any kind shall be brought into or kept in or about the demised premises.

                                LIST OF EXHIBITS


                                Demised Premises
                                ----------------

                                    Site Plan


Term Commencement Date

Landlord's Work

Zoning Resolution

BYAC Specification

Parking Sketch

Tenant's Work